Related parties transactions	12 Months Ended
Dec. 31, 2024
Related Party [Abstract]
Related parties transactions	Related parties transactions
Executive officers
The below table summarizes compensation information for key management personnel.

($ millions)	2024	2023	2022
Cash and other compensation	24.4	20.1	18.7
Post-employment benefits	2.9	1.1	0.9
Equity-based compensation	22.5	23.1	22.4
Total	49.8	44.3	42.0
Investments in associated companies
As of December 31, 2024, Alcon holds voting interests of approximately 40.3%, 20.0% and 8.8% in three associated companies which are accounted for using the equity method as Alcon is considered to have significant influence. The below table summarizes activity related to investments in associated companies for the years ended December 31, 2024 and 2023. There were no investments in associated companies in 2022.

	Investments in associated companies
($ millions)	2024	2023
Balance as of January 1	10	—
Purchases	159	10
Transfer from Financial assets	132	—
Share of (loss) from associated companies recognized in Consolidated Income Statement	(8)	—
Balance as of December 31	293	10
Long-term convertible notes due from associated companies included in Financial assets on the Consolidated Balance Sheet amounted to $11 million as of December 31, 2024 and December 31, 2023.
Other payments and payables to associated companies in 2024 amounted to $2 million primarily for research and development costs. Other payments to associated companies in 2023 amounted to $3 million to extend the duration of an option to acquire certain exclusive commercialization rights.